Exhibit 10.34

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

This Blocked Deposit Account Control Agreement dated as of May 11, 2007 (this “Agreement”) among TEKOIL AND GAS GULF COAST, LLC, a Delaware limited liability company (the “Debtor”), J. ARON & COMPANY, as administrative agent for the beneficiaries (the “Secured Party”) and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated as of May 11, 2007, among the Debtor, the other Grantors party thereto, and the Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used but not otherwise defined herein or in the Security Agreement shall have the meaning assigned thereto in the Credit and Guaranty Agreement, dated as of May 11, 2007, among the Debtor, Tekoil & Gas Corporation, other guarantors party thereto, various lenders, and the Secured Party, as administrative agent for the various lenders. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number XXXXXXX in the name “Tekoil and Gas Gulf Coast - Blocked Receivable Account” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Secured Party; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Section 2. Control of the Deposit Account.

(a) The Deposit Account shall be under the control of the Secured Party. The Secured Party shall at all times have "control" (as defined in Section 9-104 of the Uniform Commercial Code as adopted in the state of New York) of the Deposit Account. The Financial Institution shall comply with instructions originated by the Secured Party directing disposition of funds in the Depository Account without further consent by the Debtor.

(b) The Secured Party shall have exclusive dominion and control over the Deposit Account. Neither the Debtor nor any person acting through or on behalf of the Debtor shall have any right of access to or withdrawal from the Deposit Account, and the Financial Institution shall not comply with any instructions originated by the Debtor or any such person directing disposition of funds in the Deposit Account.

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

(c) Upon receipt of a funding disbursement notice (a "Disbursement Notice") from the Secured Party to the Financial Institution's address as set forth in Section 11 of this Agreement, the Financial Institution will initiate a federal funds wire transfer of all or a portion of collected funds, as indicated in such Disbursement Notice (subject to the Financial Institution's funds availability policy), in the Deposit Account to the master/operating account, (account number XXXXXXX) of the Debtor with the Financial Institution (or such other account as may be designated in writing by the Secured Party in such Disbursement Notice).

(d) The Financial Institution has established a unique U.S. Postal Service address, P.O. Box 4346, Dept. 938, Houston, Texas 77210-4346 (the "Lockbox"). The Debtor will cause its account debtors to remit payment of the Debtor's accounts receivable to the Lockbox. The Financial Institution shall have exclusive and unrestricted access to, and use of, the Lockbox for purposes of handling such remittances. The Financial Institution will collect, open and process for deposit into the Deposit Account all mail received in the Lockbox in accordance with the procedures set forth on Exhibit A attached hereto.

Section 3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4. Certain Matters Affecting Financial Institution.

(a) Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Financial Institution except for those expressly set forth in this Agreement, and no implied obligations shall be read into this Agreement against Financial Institution.

(b) Financial Institution may rely on notices and communications it reasonably believes have been given by an authorized representative of Administrative Agent or Debtor, and Financial Institution shall have no obligation to review or confirm that actions taken pursuant to any such notice in accordance with this Agreement comply with any other agreement or document.

(c) If Debtor becomes subject to a bankruptcy proceeding or if Financial Institution is otherwise served with legal process which Financial Institution believes affects funds deposited in the Deposit Account, Financial Institution shall have the right to place a hold on funds in the Deposit Account until such time as Financial Institution receives an appropriate court order or other assurances satisfactory to Financial Institution establishing that funds may continue to be disbursed in accordance with this Agreement.

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

(d) If at any time Financial Institution, in good faith, is in doubt as to the action it should take under this Agreement, Financial Institution shall have the right (i) to place a hold on funds in the Deposit Account until such time as Financial Institution receives an appropriate court order or other assurances satisfactory to Financial Institution as to the disposition of funds in the Deposit Account, or (ii) to commence an interpleader action in an appropriate court and to take no further action except in accordance with joint instructions from Administrative Agent and Debtor or in accordance with the final order of the court in such action.

(e) All Financial Institution's obligations under this Agreement shall be subject to applicable laws and regulations. Nothing in this Agreement shall require Financial Institution to act in violation of any law or regulation.

(f) Financial Institution will not be liable to any party hereunder for any expense, claim, cause of action, liability, loss, damage or cost arising out of or relating to the Deposit Account or this Agreement other than those resulting from Financial Institution’s acts or omissions constituting gross negligence or willful misconduct, and Debtor agrees to indemnify and hold Financial Institution harmless from any such expense, claim, cause of action, liability, loss, damages or cost.

(g) Financial Institution shall not be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties, acts of God, terrorist acts, and other causes beyond Financial Institution’s reasonable control. In no event shall Financial Institution be liable for any indirect, special, consequential, exemplary or punitive damages including, without limitation, lost profits.

Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 6 Interpleader. If at any time Financial Institution receives conflicting claims to or demands regarding the Deposit Accounts and reasonably believes it may become subject to liability as a result of complying with this Agreement or any instructions from Secured Party, Bank may (a) freeze and hold all funds in the Deposit Accounts pending resolution of such issues, and/or (b) interplead all Deposit Account funds and deposits in an action commenced in a court of competent jurisdiction naming Debtor, Secured Party, and any competing claimants as defendants. Upon interpleading such funds, Financial Institution will be released from all further liability under this Agreement and the costs and expenses of Financial Institution relating to the interpleader action, including filling fees and reasonable attorneys fees, shall be paid by Debtor and, if Debtor fails to pay, Secured Party shall pay such fees.

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

Section 7. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c) The Financial Institution hereby confirms and agrees that:

(i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.

Section 8. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Secured Party and the Debtor thereof.

Section 9. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Statements and Confirmations. Upon receipt of a written request by Secured Party, the Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Secured Party at the address for each set forth in Section 11 of this Agreement; and

(b) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 10. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

(b) This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 11. Indemnification of Financial Institution. The Debtor and the Secured Party hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	Tekoil and Gas Gulf Coast, LLC
25045 I-45 North, Suite 525
The Woodlands, Texas 77380
Attention: Mark Western
Telecopier: 281-364-8007

Secured Party:	J. Aron & Company
85 Broad Street
New York, New York 10004
Attention: Steve Bunkin
Telecopier: 212-428-3675

with a copy to:	Goldman Sachs E&P Capital
1000 Louisiana, Suite 550
Houston, Texas 77002
Attention: John K. Howie
Telecopier: 713-658-2603

BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

Financial Institution:	Amegy Bank National Association
Five Post Oak Park
4400 Post Oak Parkway
Houston, TX 77027
Attention: Mark Serice
Telecopier: ___________

And

Amegy Bank National Association
Five Post Oak Park
4400 Post Oak Parkway
Houston, TX 77027
Attention: Kacy Karl
Telecopier: 713-561-0186

Any party may change its address for notices in the manner set forth above.

Section 14. Termination. The obligations of the Financial Institution to the Secured Party pursuant to this Agreement shall continue in effect until the security interest of the Secured Party in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Financial Institution of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Secured Party’s security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

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BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Blocked Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

TEKOIL AND GAS GULF COAST, LLC

By: Tekoil & Gas Corporation, its Managing Member

By:	/s/ Mark Western
Name: Mark Western Title: CEO and Chairman of the Board of Directors

SIGNATURE PAGE TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

J. ARON & COMPANY,
as Secured Party

By:	/s/ Colleen Foster
Name: Colleen Foster Title: Managing Director

SIGNATURE PAGE TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION
as Financial Institution

By:	/s/ Kenneth R. Batson, III
Name: Kenneth R. Batson, III Title: Vice President

SIGNATURE PAGE TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT A
TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT A

Financial Institution Procedures for Lockbox Management:

(Capitalized terms used in this Exhibit A have the same meaning stated in the Agreement to which this Exhibit A is attached.)

1) Mail from Lockbox. The Financial Institution will retrieve mail from the Lockbox from time to time in accordance with the Financial Institution's regular lockbox collection schedules.

2) Inspections of Items. Items contained in the envelopes recovered from the Lockbox will be inspected and handled as follows:

(a)
Payees. An item not bearing an acceptable payee designation, as set forth in the specifications, or a reasonable variation thereof, will not be deposited in the Deposit Account. If a necessary endorsement of a payee other than the Debtor is missing, the item will not be deposited into the Deposit Account.

(b)	Dates. An item will be deposited into the Deposit Account whether it is stale-dated, post dated or does not bear a date.

(c)
Amounts. If the written and numeric amounts of an item differ, the written amount shall control over the numeric amount unless the written amount is ambiguous. If the amount of an item cannot be determined from application of the preceding sentence, or if the amount is missing altogether, the item will not be deposited into the Deposit Account.

(d)
Drawer's Signatures. For an item in which the drawer's signature is missing, the Financial Institution will deposit it into the Deposit Account and affix a stamp requesting the drawee bank or other payor to contact the drawer for authority to pay the item.

(e)	Alterations. An item which appears to the Financial Institution to have been materially altered will not be deposited into the Deposit Account.

(f)
Other Language. The Financial Institution will not examine the front and back sides of items to detect handwritten or typed "paid in full" or similar language. Such items will be deposited into the Deposit Account and the Financial Institution shall have no liability to the Debtor or the Secured Party for depositing such items.

(g)
International Payments. An item denominated in foreign currency and drawn on a foreign bank will not be deposited into the Deposit Account but will be submitted for collection only. An appropriate advice will be forwarded to the Debtor. The Financial Institution shall not be responsible for fluctuation in exchange rates.

EXHIBIT A TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

3) Processing Procedures. Items found acceptable for deposit under Section 2 of this Exhibit A will be encoded, photocopied, endorsed and deposited into the Deposit Account. The endorsement will be the standard endorsement for lockbox items as used by the Financial Institution from time to time, and this endorsement will function as the endorsement of the payee of the item. In order to maximize daily receipts and funds availability, the Financial Institution will make deposits throughout the day in anticipation of major check clearing deadlines. The Financial Institution will send the following to the Debtor in accordance with the Financial Institution's customary and standard practices for maintenance of a Deposit Account:

(a)	photocopies of deposited items and the original accompanying papers.

(b)	one deposit ticket copy for each deposit.

(c)
except as set forth in Section 2(g) of this Exhibit A, original items unacceptable for deposit under Section 2 of this Exhibit A, accompanying papers and other miscellaneous written communications received through the lockbox.

4) Microfilm. All deposited items will be microfilmed in processing sequence for reference purposes. The Financial Institution will retain such microfilm for at least two years and will provide photocopies of deposited items to the Debtor within said time upon request and payment of the Financial Institution's retrieval and photocopying charges.

EXHIBIT A TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT B
TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of the Secured Party]

[Date]

[Name and Address of the Financial Institution]

Attention:

Re:	Termination of Blocked Deposit Account Control Agreement

You are hereby notified that the Blocked Deposit Account Control Agreement dated as of May 11, 2007 among Tekoil and Gas Gulf Coast, LLC, you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) __________________from Tekoil and Gas Gulf Coast, LLC. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to Tekoil and Gas Gulf Coast, LLC pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to Tekoil and Gas Gulf Coast, LLC.

Very truly yours,

J. ARON & COMPANY,
as Secured Party

By:

Name:
Title:

EXHIBIT B TO BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT